                                                                    EXHIBIT 99.1

(TRANSOCEAN LOGO)                                          TRANSOCEAN INC.
                                                           Post Office Box 2765
                                                           Houston TX 77252 2765

 ANALYST CONTACT: Jeffrey L. Chastain                               NEWS RELEASE
                  713 232 7551
 MEDIA CONTACT:   Guy A. Cantwell                     FOR RELEASE: July 27, 2004
                  713 232 7647

                             TRANSOCEAN INC. REPORTS
                           SECOND QUARTER 2004 RESULTS

      HOUSTON--Transocean Inc. (NYSE: RIG) today reported net income for the three months ended June 30, 2004 of $48.0 million, or $0.15 per diluted share, on revenues of $633.2 million. The results compare to a net loss of $44.5 million, or $0.14 per diluted share, on revenues of $603.9 million for the corresponding three months in 2003. Net income adjusted (1) for the sale of the semisubmersible rig Sedco 602 was $26.4 million, or $0.08 per diluted share, for the three months ended June 30, 2004. This compares to a net loss of $19.7 million, or $0.06 per diluted share, for the corresponding three months in 2003, after adjustment for early retirement of debt, asset impairment charges and the favorable resolution of an existing tax liability.

      For the six months ended June 30, 2004, net income totaled $70.7 million, or $0.22 per diluted share, on revenues of $1,285.2 million, compared to net income of $2.7 million, or $0.01 per diluted share, on revenues of $1,219.9 million for the six months ended June 30, 2003. Net income adjusted for the sale of the semisubmersible rig Sedco 602, the early retirement of debt and TODCO initial public offering (IPO)-related items, was $75.9 million, or $0.23 per diluted share, for the six months ended June 30, 2004. For the six months ended June 30, 2003, net income was $28.5 million, or $0.09 per diluted share, after adjustment for early retirement of debt, asset impairment charges and the favorable resolution of an existing tax liability.

      Transocean Drilling Segment - Revenues for the three months ended June 30, 2004 declined 4% to $552.5 million, compared to revenues of $578.2 million during the three months ended March 31, 2004. The decline was due in part to a reduction in integrated services revenue and lower average utilization among the company's High Specification Floaters. The lower utilization was most pronounced in the company's Other Deepwater Floaters where five units experienced fewer days on contract compared to the previous three months in 2004, due chiefly to planned shipyard programs and idle time between contracts. Operating income before general and administrative expense (2) was $127.2 million and field operating income (2) (defined as revenues less operating and maintenance expenses) was $214.4 million for the three months ended June 30, 2004. Both figures declined relative to levels for the three months ended March 31, 2004 of $178.2 million and $245.0 million, respectively, due primarily to lower revenues and, in the case of operating income before general and administrative expenses, the absence of the gain recorded in the first quarter in connection with the TODCO IPO. Average fleet utilization and dayrates for the three months ended June 30, 2004 were 68% and $89,100, respectively, compared to 69% and $90,200, respectively, for the three months ended March 31, 2004.

      The company also provided an update on the labor strike in Norway and the fire on jackup rig Trident 20, two previously reported events that occurred early in the third quarter of 2004. A labor strike in Norway, which was called on July 1 by one of three unions representing offshore workers in the country, has disrupted operations on Transocean's active Norwegian fleet, comprised of the semisubmersibles Polar Pioneer, Transocean Leader and Transocean Searcher. The three rigs are expected to complete the process of securing well operations during the week and rig headcounts will be reduced to a minimum safe level. The company has a contract for the semisubmersible rig Transocean Arctic with Statoil which was expected to commence by August 15, 2004, but could now also be affected by the strike. The company cannot currently estimate the possible length of the strike nor its financial impact.

      In addition, an engine room fire aboard the jackup rig Trident 20, which occurred on July 3, is now expected to idle the rig for approximately four months. The rig has a three-well contract providing drilling services offshore Turkmenistan. The contract has been suspended by the customer to allow time for rig repairs and the company expects to resume operations upon completion of the repairs. The company is in the process of completing an estimate of the expected costs to repair the rig.

      These events, coupled with expected downtime due to rig mobilizations, including the drillship Deepwater Discovery to West Africa, the semisubmersible rigs Jack Bates and Actinia to Australia and India, respectively, and jackup rigs Trident VI and J.T. Angel to Southeast Asia, as well as planned shipyard programs on the semisubmersible rigs Polar Pioneer and Sedco 709, will have a negative impact on revenues and profitability in the third quarter of 2004 relative to revenue and profitability levels in the second quarter of 2004.

      While third quarter financial performance will decline for the reasons stated, there are encouraging indications of growing customer interest and an improving offshore drilling environment. This improving level of interest is supported by recent contract signings involving the company's High Specification Floaters, including a two-year contract on the semisubmersible rig P.B. Loyd, Jr. in the UK-sector of the North Sea, an estimated 210-day program for the semisubmersible rig Cajun Express in the U.S. Gulf of Mexico, an estimated 120-day contract for the drillship Deepwater Discovery in West Africa and the reactivation of the semisubmersible rig Sovereign Explorer for an estimated 320-day contract in Trinidad and Venezuela. In addition, customers have recently issued two tenders for deepwater rigs in India and the Black Sea. Although customer interest for High Specification rigs appears to be building, the timing of some drilling programs remains uncertain, leaving some rigs at risk of downtime.

      The company's Other Floaters are experiencing relatively stable business conditions, although the sector remains underutilized in most regions. Improving conditions are evident in the North Sea region, where the company currently has contracts in place on four units to work through the traditionally weak winter period, and expects further improvement in the region during 2005. Finally, customer demand for the company's Jackup Rig fleet remains strong, particularly in Southeast Asia and the Middle East. The company plans to mobilize two jackup rigs currently located in West Africa and another jackup rig in India to Southeast Asia during the third quarter of 2004. Two of the three units are expected to begin drilling assignments during the fourth quarter of 2004.

      Currently, 60% of the company's remaining fleet days in 2004 are committed to contracts, including 71% of the remaining High Specification Floater fleet days. In 2005, 34% of the fleet days are currently committed to contracts, with 48% of the High Specification Floater fleet committed.

      TODCO Segment - Revenues for the three months ended June 30, 2004 totaled $80.7 million. The segment reported an operating loss before general and administrative expenses (2) of $9.4 million and field operating income (2) of $12.6 million for the three months ended June 30, 2004.

      Effective Tax Rate -The increase in the company's effective tax rate (3) to 34.7% for the six months ended June 30, 2004 from 27.3% in the first quarter was primarily due to an increase in the tax valuation allowance established at the time of the TODCO IPO (a 2.6 percentage point increase), international tax dispute developments (a one percentage point increase), and changes in the expected amount and geographical concentration of taxable income for the remainder of 2004 (which accounts for the remainder of the increase). The company currently estimates its effective tax rate for the year to be 34.7%. The final effective tax rate for the year could vary significantly from current expectations.

      Liquidity - Cash flow from operations totaled $280.6 million for the six months ended June 30, 2004. Net debt (4) declined 13% to $2,754.8 million at June 30, 2004 compared to $3,184.1 million at December 31, 2003.

      Conference Call Information

      Transocean will conduct a teleconference call at 10:00 a.m. ET on July 27, 2004. To participate, dial 303-275-2170 approximately five to 10 minutes prior to the scheduled start time of the call.

      In addition, the conference call will be simultaneously broadcast over the Internet in a listen-only mode and can be accessed by logging onto the company's website at www.deepwater.com and selecting "Investor Relations." It may also be accessed via the Internet at www.CompanyBoardroom.com by typing in the company's New York Stock Exchange trading symbol, "RIG."

      A telephonic replay of the conference call should be available after 1:00 p.m. ET on July 27 and can be accessed by dialing 303-590-3000 and referring to the passcode 11002859. Also, a replay will be available through the Internet and can be accessed by visiting either of the above-referenced Worldwide Web addresses.

      TODCO, a publicly traded company in which Transocean owns a majority interest, will also conduct a teleconference call at 9:00 a.m. ET on July 27, 2004. To participate, dial 877-692-2086 approximately five to 10 minutes prior to the scheduled start time of the call. TODCO's conference call will be simultaneously broadcast over the Internet in a listen-only mode and can be accessed by logging onto the TODCO website at www.theoffshoredrillingcompany.com. For more information, see TODCO's website.

      Monthly Fleet Update Information

      Drilling rig status and contract information on Transocean Inc.'s offshore drilling fleet has been condensed into a report titled "Monthly Fleet Update," which is available through the company's website at www.deepwater.com. The report is located in the "Investor Relations/Financial Reports" section of the website. By subscribing to the Transocean Financial Report Alert, you will be immediately notified when new postings are made to this page by an automated e-mail that will provide a link directly to the page that has been updated. Shareholders and other interested parties are invited to sign up for this service.

      Forward-Looking Disclaimer

      Statements regarding future opportunities and outlook for the company, including the company's Transocean Drilling business segment, involving dayrates, contract duration, rig utilization, drilling activity, contract opportunities, revenues, profitability, the duration and financial impact of a labor strike in Norway, rig mobilizations, the Trident 20 repair time and contract status, the effective tax rate, as well as any other statements that are not historical facts in this release, are forward-looking statements that involve certain risks, uncertainties and assumptions. These include but are not limited to operating hazards and delays, risks associated with international operations, effect of strike and other labor relations issues, effect of fire, future financial results, actions by customers and other third parties, the future price of oil and gas and other factors detailed in the company's most recent Form 10-K and other filings with the Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated.

      Transocean Inc. is the world's largest offshore drilling contractor with a fleet of 95 mobile offshore drilling units, excluding the 70-rig fleet of TODCO, a publicly traded drilling company in which Transocean Inc. owns a majority interest. The company's mobile offshore drilling fleet, consisting of a large number of high-specification deepwater and harsh environment drilling units, is considered one of the most modern and versatile in the world due to its emphasis on technically demanding segments of the offshore drilling business. The company's fleet consists of 32 High-Specification Floaters (semisubmersibles and drillships), 25 Other Floaters, 26 Jackup Rigs and other assets utilized in the support of offshore drilling activities worldwide. With a current equity market capitalization in excess of $8 billion, Transocean Inc.'s ordinary shares are traded on the New York Stock Exchange under the symbol "RIG."

                                       ###                                 04-26

(1) Net income adjusted for certain items, a non-GAAP measure, is computed by subtracting from or adding to net income, a GAAP measure, items that occurred during the three months ended June 30, 2004 and are considered by management to be outside the normal course of operations. A reconciliation for the periods reported may be found in the accompanying schedule titled Non-GAAP Financial Measures and Reconciliations - Adjusted Net Income and Diluted Earnings Per Share.

(2) For a reconciliation of segment operating income before general and administrative expense to field operating income, see the accompanying schedule titled Non-GAAP Financial Measures and Reconciliations - Operating Income (Loss) Before General and Administrative Expense to Field Operating Income (Loss) by Segment.

(3) For the analysis of the effective tax rate, see the accompanying schedule titled Effective Tax Rate Analysis.

(4) Net Debt is a non-GAAP measure defined as total debt less cash and cash equivalents.

                        TRANSOCEAN INC. AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      (In millions, except per share data)
                                   (Unaudited)

                                                                       Three Months Ended                  Six Months Ended
                                                                            June 30,                           June 30,
                                                                 ------------------------------      ------------------------------
                                                                     2004              2003              2004              2003
                                                                 ------------      ------------      ------------      ------------

Operating Revenues
  Contract drilling revenues                                     $      584.9      $      574.7      $    1,182.4      $    1,162.2
  Other revenues                                                         48.3              29.2             102.8              57.7
                                                                        633.2             603.9           1,285.2           1,219.9
Costs and Expenses
  Operating and maintenance                                             406.2             426.5             818.6             800.6
  Depreciation                                                          133.0             127.5             264.5             254.3
  General and administrative                                             14.0              14.9              29.1              28.8
  Impairment loss on long-lived assets                                     --              15.8                --              16.8
  Gain from sale of assets, net                                         (23.8)             (0.6)            (27.6)             (2.0)
  Gain from TODCO initial public offering                                  --                --             (39.4)               --
                                                                        529.4             584.1           1,045.2           1,098.5

Operating Income                                                        103.8              19.8             240.0             121.4

Other Income (Expense), net
  Equity in earnings of joint ventures                                    3.7               1.8               6.0               5.4
  Interest income                                                         1.9               5.8               4.0              12.7
  Interest expense                                                      (42.6)            (52.8)            (90.0)           (105.4)
  Loss on retirement of debt                                               --             (15.7)            (28.1)            (15.7)
  Impairment loss on note receivable from related party                    --             (21.3)               --             (21.3)
  Other, net                                                             (1.1)             (2.7)              0.3              (3.3)
                                                                        (38.1)            (84.9)           (107.8)           (127.6)

Income (Loss) Before Income Taxes and Minority Interest                  65.7             (65.1)            132.2              (6.2)

Income Tax Expense (Benefit)                                             19.9             (20.8)             67.9              (9.0)
Minority Interest                                                        (2.2)              0.2              (6.4)              0.1
Net Income (Loss)                                                $       48.0      $      (44.5)     $       70.7      $        2.7


Earnings (Loss) Per Share
  Basic                                                          $       0.15      $      (0.14)     $       0.22      $       0.01
  Diluted                                                        $       0.15      $      (0.14)     $       0.22      $       0.01

Weighted Average Shares Outstanding
   Basic                                                                320.8             319.8             320.7             319.7
   Diluted                                                              324.1             319.8             324.2             321.5

                        TRANSOCEAN INC. AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                        (In millions, except share data)


                                                                              June 30,       December 31,
                                                                           ------------      ------------
                                                                               2004              2003
                                                                           ------------      ------------
                                                                           (Unaudited)

                                     ASSETS

Cash and Cash Equivalents                                                  $      322.1      $      474.0
Accounts Receivable, net
   Trade                                                                          481.9             435.3
   Other                                                                           30.2              45.0
Materials and Supplies, net                                                       151.9             152.0
Deferred Income Taxes                                                              39.2              41.0
Other Current Assets                                                               47.2              31.6
   Total Current Assets                                                         1,072.5           1,178.9

Property and Equipment                                                         10,642.3          10,673.0
Less Accumulated Depreciation                                                   2,863.5           2,663.4
   Property and Equipment, net                                                  7,778.8           8,009.6

Goodwill                                                                        2,232.0           2,230.8
Investments in and Advances to Joint Ventures                                       6.8               5.5
Deferred Income Taxes, net                                                         28.2              28.2
Other Assets                                                                      217.4             209.6
     Total Assets                                                          $   11,335.7      $   11,662.6

                    LIABILITIES AND SHAREHOLDERS' EQUITY

Accounts Payable                                                           $      157.3      $      146.1
Accrued Income Taxes                                                               54.7              57.2
Debt Due Within One Year                                                          398.9              45.8
Other Current Liabilities                                                         260.9             262.0
     Total Current Liabilities                                                    871.8             511.1

Long-Term Debt                                                                  2,678.0           3,612.3
Deferred Income Taxes                                                              69.2              42.8
Other Long-Term Liabilities                                                       310.1             299.4
     Total Long-Term Liabilities                                                3,057.3           3,954.5

Commitments and Contingencies
Minority Interest                                                                 120.8               4.4

Preference Shares, $0.10 par value; 50,000,000 shares authorized,
     none issued and outstanding                                                     --                --
Ordinary Shares, $0.01 par value; 800,000,000 shares authorized,
     320,819,763 and 319,926,500 shares issued and outstanding at
     June 30, 2004 and December 31, 2003, respectively                              3.2               3.2
Additional Paid-in Capital                                                     10,666.1          10,643.8
Accumulated Other Comprehensive Loss                                              (20.0)            (20.2)
Retained Deficit                                                               (3,363.5)         (3,434.2)
     Total Shareholders' Equity                                                 7,285.8           7,192.6
     Total Liabilities and Shareholders' Equity                            $   11,335.7      $   11,662.6

                        TRANSOCEAN INC. AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                  (In millions)
                                   (Unaudited)

                                                                       Three Months Ended                  Six Months Ended
                                                                            June 30,                           June 30,
                                                                 ------------------------------      ------------------------------
                                                                     2004              2003              2004              2003
                                                                 ------------      ------------      ------------      ------------

CASH FLOWS FROM OPERATING ACTIVITIES
   Net income (loss)                                             $       48.0      $      (44.5)     $       70.7      $        2.7
   Adjustments to reconcile net income (loss) to
      net cash provided by operating activities
      Depreciation                                                      133.0             127.5             264.5             254.3
      Deferred income taxes                                              (3.3)            (87.1)             28.0             (59.5)
      Equity in earnings of joint ventures                               (3.7)             (1.8)             (6.0)             (5.4)
      Net (gain) loss from disposal of assets                           (23.1)              8.5             (25.0)              7.8
      Gain from TODCO initial public offering                              --                --             (39.4)               --
      Loss on retirement of debt                                           --              15.7              28.1              15.7
      Impairment loss on long-lived assets                                 --              15.8                --              16.8
      Impairment loss on note receivable from related party                --              21.3                --              21.3
      Amortization of debt-related discounts/premiums, fair
        value adjustments and issue costs, net                           (4.9)             (6.1)            (12.5)             (7.9)
      Deferred income, net                                               17.4              (8.0)             14.1              (1.6)
      Deferred expenses, net                                            (10.8)              7.5             (12.7)              2.7
      Other long-term liabilities                                         4.7               6.6               6.9              13.5
      Other, net                                                          3.9               7.3               9.2               8.0
  Changes in operating assets and liabilities
        Accounts receivable                                             (61.6)             34.0             (31.8)             51.6
        Accounts payable and other current liabilities                  (23.5)            (44.0)              0.1              (1.6)
        Income taxes receivable/payable, net                              4.4              50.3               2.0               9.6
        Other current assets                                              8.9              11.2             (15.6)            (23.3)
Net Cash Provided by Operating Activities                                89.4             114.2             280.6             304.7

CASH FLOWS FROM INVESTING ACTIVITIES
  Capital expenditures                                                  (37.3)            (25.8)            (55.8)            (50.2)
  Note issued to related party                                             --             (46.1)               --             (46.1)
  Payments received from note issued to related party                      --               0.8                --               0.8
  Proceeds from disposal of assets, net                                  31.5               1.0              42.0               3.2
  Deepwater Drilling II L.L.C.'s cash acquired, net of cash
     paid                                                                  --              18.1                --              18.1
  Proceeds from TODCO initial public offering                              --                --             155.7                --
  Joint ventures and other investments, net                               3.2               0.8               4.7               2.2
Net Cash Provided by (Used in) Investing Activities                      (2.6)            (51.2)            146.6             (72.0)

CASH FLOWS FROM FINANCING ACTIVITIES
  Repayments on revolving credit agreements                            (150.0)               --            (200.0)               --
  Net borrowings from issuance of debt                                     --                --               1.1                --
  Repayments on other debt instruments                                  (13.6)           (871.4)           (395.2)           (919.2)
  Cash from termination of interest rate swaps                             --                --                --             173.5
  Net proceeds from issuance of ordinary shares under
      stock-based compensation plans                                      1.0               0.8              15.0              11.7
  Other, net                                                               --               1.2                --               1.1
Net Cash Used in Financing Activities                                  (162.6)           (869.4)           (579.1)           (732.9)

Net Decrease in Cash and Cash Equivalents                               (75.8)           (806.4)           (151.9)           (500.2)
Cash and Cash Equivalents at Beginning of Period                        397.9           1,520.4             474.0           1,214.2
Cash and Cash Equivalents at End of Period                       $      322.1      $      714.0      $      322.1      $      714.0

                                 Transocean Inc.
                           Fleet Operating Statistics

                                                                     Operating Revenues ($ Millions) (1)
                                                  ----------------------------------------------------------------------
                                                                                                    Six Months Ended
                                                             Three Months Ended                         June 30,
                                                  ----------------------------------------     -------------------------
                                                   June 30,      March 31,       June 30,
TRANSOCEAN DRILLING SEGMENT:                         2004           2004           2003           2004           2003
                                                  ----------     ----------     ----------     ----------     ----------
Contract Drilling Revenues
      High-Specification Floaters:
         Fifth-Generation Deepwater Floaters      $    189.0     $    208.5     $    168.5     $    397.5     $    344.2
         Other Deepwater Floaters                 $    103.3     $    108.1     $    106.0     $    211.4     $    222.2
         Other High-Specification Floaters        $     31.5     $     30.6     $     31.2     $     62.1     $     64.5
      Total High-Specification Floaters           $    323.8     $    347.2     $    305.7     $    671.0     $    630.9
      Other Floaters                              $     66.3     $     62.7     $     82.7     $    129.0     $    164.5
      Jackups                                     $    106.6     $    101.5     $    116.6     $    208.1     $    231.9
      Other Rigs                                  $     19.9     $     24.1     $     18.6     $     44.0     $     35.3
Subtotal                                          $    516.6     $    535.5     $    523.6     $  1,052.1     $  1,062.6
Other Revenues
      Client Reimbursable Revenues                $     21.4     $     16.6     $     23.0     $     38.0     $     44.6
      Integrated Services and Other               $     14.5     $     26.1     $      1.9     $     40.6     $      4.0
Subtotal                                          $     35.9     $     42.7     $     24.9     $     78.6     $     48.6
Segment Total                                     $    552.5     $    578.2     $    548.5     $  1,130.7     $  1,111.2

TODCO SEGMENT
Contract Drilling Revenues                        $     68.3     $     62.0     $     51.1     $    130.3     $     99.6
Other Revenues
      Client Reimbursable Revenues                $      5.6     $      5.0     $      4.3     $     10.6     $      9.1
      Delta Towing                                $      6.8     $      6.8     $       --     $     13.6     $       --
Subtotal                                          $     12.4     $     11.8     $      4.3     $     24.2     $      9.1
Segment Total                                     $     80.7     $     73.8     $     55.4     $    154.5     $    108.7

Total Company                                     $    633.2     $    652.0     $    603.9     $  1,285.2     $  1,219.9

                                                                          Average Dayrates (1) (2)
                                                  ----------------------------------------------------------------------
                                                                                                   Six Months Ended
                                                             Three Months Ended                        June 30,
                                                  ----------------------------------------     -------------------------
                                                   June 30,       March 31,      June 30,
TRANSOCEAN DRILLING SEGMENT:                         2004           2004           2003           2004           2003
                                                  ----------     ----------     ----------     ----------     ----------

      High-Specification Floaters:
         Fifth-Generation Deepwater Floaters      $  177,800     $  191,800     $  185,100     $  184,900     $  184,400
         Other Deepwater Floaters                 $  107,800     $  101,300     $  111,500     $  104,400     $  112,600
         Other High-Specification Floaters        $  115,500     $  115,200     $  114,400     $  115,300     $  118,900
      Total High-Specification Floaters           $  141,100     $  143,500     $  143,300     $  142,300     $  144,000
      Other Floaters                              $   65,000     $   62,800     $   64,800     $   63,900     $   65,900
      Jackups                                     $   52,700     $   51,400     $   57,400     $   52,100     $   57,100
      Other Rigs                                  $   43,300     $   44,200     $   41,500     $   43,800     $   42,300
Segment Total                                     $   89,100     $   90,200     $   88,900     $   89,700     $   90,300


TODCO SEGMENT                                     $   26,200     $   25,700     $   17,500     $   25,900     $   18,000

Total Drilling Fleet                              $   69,600     $   71,600     $   65,300     $   70,600     $   67,100

                                                                             Utilization (1) (2)
                                                 --------------------------------------------------------------------------
                                                                                                      Six Months Ended
                                                              Three Months Ended                          June 30,
                                                 ------------------------------------------      --------------------------
                                                   June 30,       March 31,       June 30,
TRANSOCEAN DRILLING SEGMENT:                        2004            2004            2003            2004            2003
                                                 ----------      ----------      ----------      ----------      ----------
      High-Specification Floaters:
         Fifth-Generation Deepwater Floaters             90%             92%             88%             91%             92%
         Other Deepwater Floaters                        70%             78%             70%             74%             73%
         Other High-Specification Floaters               75%             73%             75%             74%             75%
      Total High-Specification Floaters                  79%             83%             77%             81%             80%
      Other Floaters                                     45%             42%             52%             44%             51%
      Jackups                                            85%             83%             86%             84%             86%
      Other Rigs                                         46%             54%             41%             50%             38%
Segment Total                                            68%             69%             68%             68%             68%

TODCO SEGMENT                                            41%             38%             42%             39%             40%

Total Drilling Fleet                                     56%             56%             57%             56%             56%

      (1) Certain reclassifications have been made to prior periods to conform to current quarter presentation.

      (2) Average dayrates are defined as contract drilling revenue earned per revenue earning day in the period and utilization is defined as the total actual number of revenue earning days in the period as a percentage of the total number of calendar days in the period.

                                (TRANSOCEAN LOGO)
                        TRANSOCEAN INC. AND SUBSIDIARIES
                           EFFECTIVE TAX RATE ANALYSIS
                                 (IN US$ 000'S)


                                                                     THREE MONTHS ENDED                       SIX MONTHS ENDED
                                                          ------------------------------------------     --------------------------
                                                           JUNE 30,        MARCH 31,       JUNE 30,               JUNE 30,
                                                             2004            2004            2003           2004            2003
                                                          ----------      ----------      ----------     ----------      ----------
Income (Loss) before Income Taxes and Minority Interest   $     65.7      $     66.5      $    (65.1)    $    132.2      $     (6.2)
  Add back:
     TODCO IPO date stock option vesting                          --             5.6              --            5.6              --
     Transocean IPO date stock option vesting                     --             1.5              --            1.5              --
     Nigeria benefit plan restructuring                           --              --             2.6             --             2.6
     Impairment loss on note receivable from related party        --              --            21.3             --            21.3
     Impairment loss on long-lived assets                         --              --            15.8             --            16.8
     Loss on retirement of debt                                   --            28.1            15.7           28.1            15.7
     IPO related costs                                            --              --              --             --              --
  Subtract:
     Gain on sale of Sedco 602                                 (21.6)             --              --          (21.6)             --
     Gain on TODCO IPO                                            --           (39.4)             --          (39.4)             --
                                                          ----------      ----------      ----------     ----------      ----------
ADJUSTED INCOME (LOSS) BEFORE INCOME TAXES AND
  MINORITY INTEREST                                       $     44.1      $     62.3      $     (9.7)    $    106.4      $     50.2

Income Tax Expense (Benefit)                              $     19.9      $     48.0      $    (20.8)    $     67.9      $     (9.0)
  Subtract:
     Valuation allowance related to TODCO IPO                     --           (31.0)             --          (31.0)             --
     Nigeria benefit plan restructuring                           --              --            (0.1)            --            (0.1)
  Add back:
     Italy tax release                                            --              --            14.6             --            14.6
     Impairment loss on note receivable from related party        --              --             7.5             --             7.5
     Impairment loss on long-lived assets                         --              --             4.0             --             4.0
     Loss on retirement of debt                                   --              --             1.9             --             1.9
                                                          ----------      ----------      ----------     ----------      ----------
ADJUSTED INCOME TAX EXPENSE                               $     19.9      $     17.0      $      7.1     $     36.9      $     18.9

EFFECTIVE TAX RATE                                              45.1%           27.3%         -73.2%           34.7%           37.6%

                                (TRANSOCEAN LOGO)
                        TRANSOCEAN INC. AND SUBSIDIARIES
                 NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS
               ADJUSTED NET INCOME AND DILUTED EARNINGS PER SHARE
                                (IN US$ MILLIONS)

                                                                         THREE MONTHS ENDED                    SIX MONTHS ENDED
                                                             ----------------------------------------     -------------------------
                                                              JUNE 30,       MARCH 31,      JUNE 30,              JUNE 30,
                                                                2004           2004           2003           2004           2003
                                                             ----------     ----------     ----------     ----------     ----------

ADJUSTED NET INCOME (LOSS)

Net income (loss) as reported                                $     48.0     $     22.7     $    (44.5)    $     70.7     $      2.7
  Add back:
    After-tax gain from sale of Sedco 602                         (21.6)            --             --          (21.6)            --
    After-tax gain from TODCO IPO                                    --          (39.4)            --          (39.4)            --
    Tax valuation allowance related to TODCO IPO                     --           31.0             --           31.0             --
    After-tax loss on retirement of debt                             --           28.1           13.8           28.1           13.8
    Stock option vesting resulting from the TODCO IPO                --            7.1             --            7.1             --
    After-tax impairment loss on long-lived assets                   --             --           11.8             --           12.8
    After-tax impairment loss on note receivable from
         related party                                               --             --           13.8             --           13.8
    Favorable resolution of a non-U.S. income tax liability          --             --          (14.6)            --          (14.6)
                                                             ----------     ----------     ----------     ----------     ----------
Net income (loss) as adjusted                                $     26.4     $     49.5     $    (19.7)    $     75.9     $     28.5
                                                             ----------     ----------     ----------     ----------     ----------

DILUTED EARNINGS (LOSS) PER SHARE:

Net income (loss) as reported                                $     0.15     $     0.07     $    (0.14)    $     0.22     $     0.01
  Add back:
    After-tax gain from sale of Sedco 602                         (0.07)            --             --          (0.07)            --
    After-tax gain from TODCO IPO                                    --          (0.12)            --          (0.12)            --
    Tax valuation allowance related to TODCO IPO                     --           0.09             --           0.09             --
    After-tax loss on retirement of debt                             --           0.09           0.04           0.09           0.04
    Stock option vesting resulting from the TODCO IPO                --           0.02             --           0.02             --
    After-tax impairment loss on long-lived assets                   --             --           0.04             --           0.04
    After-tax impairment loss on note receivable from
         related party                                               --             --           0.04             --           0.04
    Favorable resolution of a non-U.S. income tax liability          --             --          (0.04)            --          (0.04)
                                                             ----------     ----------     ----------     ----------     ----------
Net income (loss) as adjusted                                $     0.08     $     0.15     $    (0.06)    $     0.23     $     0.09
                                                             ----------     ----------     ----------     ----------     ----------

                                (TRANSOCEAN LOGO)
                        TRANSOCEAN INC. AND SUBSIDIARIES
                 NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS

        OPERATING INCOME (LOSS) BEFORE GENERAL AND ADMINISTRATIVE EXPENSE
                   TO FIELD OPERATING INCOME (LOSS) BY SEGMENT
                                (IN US$ MILLIONS)


                                                                         THREE MONTHS ENDED                   SIX MONTHS ENDED
                                                             ----------------------------------------     -------------------------
                                                              JUNE 30,       MARCH 31,      JUNE 30,              JUNE 30,
                                                                2004           2004           2003           2004           2003
                                                             ----------     ----------     ----------     ----------     ----------

Transocean Drilling Segment
  Operating revenue                                          $    552.5     $    578.2     $    548.5     $  1,130.7     $  1,111.2
  Operating and maintenance expense                               338.1          333.2          355.9          671.3          671.4
  Depreciation                                                    109.1          107.3          104.4          216.4          208.0
  Impairment loss on long-lived assets                               --             --            4.2             --            5.2
  Gain from sale of assets, net                                   (21.9)          (1.1)          (0.2)         (23.0)          (1.6)
  Gain from TODCO IPO                                                --          (39.4)            --          (39.4)            --
                                                             ----------     ----------     ----------     ----------     ----------
Operating income before general and administrative expense        127.2          178.2           84.2          305.4          228.2
Add back: Depreciation                                            109.1          107.3          104.4          216.4          208.0
          Impairment loss on long-lived assets                       --             --            4.2             --            5.2
          Gain from sale of assets, net                           (21.9)         (40.5)          (0.2)         (62.4)          (1.6)
                                                             ----------     ----------     ----------     ----------     ----------
Field operating income                                       $    214.4     $    245.0     $    192.6     $    459.4     $    439.8
                                                             ----------     ----------     ----------     ----------     ----------

TODCO Segment
  Operating revenue                                          $     80.7     $     73.8     $     55.4     $    154.5     $    108.7
  Operating and maintenance expense *                              68.1           79.2           70.6          147.3          129.2
  Depreciation                                                     23.9           24.2           23.1           48.1           46.3
  Impairment loss on long-lived assets                               --             --           11.6             --           11.6
  Gain from sale of assets, net                                    (1.9)          (2.7)          (0.4)          (4.6)          (0.4)
                                                             ----------     ----------     ----------     ----------     ----------
Operating loss before general and administrative expense           (9.4)         (26.9)         (49.5)         (36.3)         (78.0)
Add back: Depreciation                                             23.9           24.2           23.1           48.1           46.3
          Impairment loss on long-lived assets                       --             --           11.6             --           11.6
          Gain from sale of assets, net                            (1.9)          (2.7)          (0.4)          (4.6)          (0.4)
                                                             ----------     ----------     ----------     ----------     ----------
Field operating income (loss)                                $     12.6     $     (5.4)    $    (15.2)    $      7.2     $    (20.5)
                                                             ----------     ----------     ----------     ----------     ----------


* Q2 04, Q1 04, Q2 03, YTD Q2 04, and YTD Q2 03 include $7.1 million, $12.3 million, $3.6 million, $19.4 million, and $7.3 million, respectively, of operating and maintenance expense that TODCO classifies as general and administrative expense.